Certification of Chief Financial Officer                         Exhibit (32)(b)
EastGroup Properties, Inc.

In connection with the Annual Report of EastGroup Properties, Inc. (the "Company") on Form 10-K for the period ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, N. Keith McKey, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                           /s/ N. KEITH MCKEY
                                           -------------------------
                                           N. KEITH MCKEY
                                           Chief Financial Officer
                                           March 9, 2006